UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2012

APTALIS PHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	333-153896	74-3249870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Inverness Center Parkway

Suite 310

Birmingham, AL 35242

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (205) 991-8085

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 1, 2012, Aptalis Pharma, Inc. , a global specialty pharmaceutical company focused on gastrointestinal diseases and cystic fibrosis (the “Company”), issued a press release announcing that the U.S. Food and Drug Administration (FDA) has approved ULTRESATM and VIOKACETM, two pancrelipase products for the treatment of exocrine pancreatic insufficiency. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ULTRESA™ (Pancrelipase) Delayed Release Capsules (formerly called ULTRASE®) is indicated for the treatment of exocrine pancreatic insufficiency due to cystic fibrosis (CF) or other conditions. VIOKACE™ (Pancrelipase) Tablets (formerly called VIOKASE®) is indicated for the treatment of exocrine pancreatic insufficiency due to chronic pancreatitis or pancreatectomy. Aptalis’ original ULTRASE® MT and VIOKASE® formulations were sold for more than 18 years in the U.S. under the company name Axcan Pharma. Aptalis ceased distributing the two products on April 28, 2010 in the wake of an FDA decision which mandated that all manufacturers of exocrine pancreatic insufficiency drug products receive a new approval for their products by this date. Aptalis had performed all requisite clinical studies and had submitted a new drug application before that date and no additional studies were required by the FDA since our application was filed.

Aptalis looks forward to launching ULTRESATM and VIOKACETM in the U.S. in the near future.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of the U.S. federal securities laws, including statements regarding the expectations for the commercialization and marketing of ULTRESA™ and VIOKACE™. Forward-looking statements include those which express plan, anticipation, intent, contingency, goals, targets or future development and/or otherwise are not statements of historical fact. The words “expects”, “potentially”, “anticipates”, “could”, “calls for” and similar expressions also identify forward-looking statements. These statements are based upon the Company’s current expectations and are subject to risks and uncertainties which could cause actual results and developments to differ materially from those expressed or implied in such statements. Factors that could affect actual results and developments include the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings, the successful preparation and implementation of an effective marketing plan, and any other risks set forth in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in each case together with all amendments thereto. Investors should evaluate any statement in light of these important factors. Forward-looking statements contained in this current report are made as of this date, and, other than as required by applicable law, the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Actual events could differ materially from those anticipated in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTALIS PHARMA INC.
(Registrant)

Date: March 2, 2012	By:	/s/ STEVE GANNON
	Name:	Steve Gannon
	Title:	Senior Vice President, Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit 99.1	Press Release dated March 1, 2012